UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 2, 2003

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	Not Applicable
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Belvedere Building
69 Pitts Bay Road
Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
SLIDES FOR BERMUDA ANGLE PRESENTATION
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	Exhibit 99.1	Slides for Bermuda Angle presentation
	Exhibit 99.2	Press release dated December 2, 2003

Item 9. Regulation FD Disclosure.

     The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, will be utilized in a presentation by Gregory Morrison, Chief Executive Officer, Michael Price, Chief Underwriting Officer, and William Robbie, Chief Financial Officer, at the 12th Annual Bermuda Angle on December 2, 2003 and are furnished pursuant to Regulation FD.

Item 12. Results of Operations and Financial Condition.

     On December 2, 2003 Platinum Underwriters Holdings, Ltd. issued a press release providing guidance for fiscal year 2004. A copy of the press release is furnished herewith as Exhibit 99.2. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi
Executive Vice President, General Counsel and Secretary
Date: December 2, 2003

Exhibit Index

Exhibit Number	Description

99.1	Slides for Bermuda Angle presentation
99.2	Press release dated December 2, 2003